SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 10, 2009

NanoAsia Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-156409	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Shop G18-19 Zheng Cheng Bu Xing Jie, Changping, Dongguan Guangdong China	523560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  852-9260-2297

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 10, 2009, the board of directors appointed Sien Ting Cindy Tsang to act as our Secretary.

From 1997 to the present, Ms. Tsang has been an assistant at the Chiropractic Wellness Center in Hong Kong.

There are no family relationships between Ms. Tsang and any of our directors or executive officers.

Ms. Tsang has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.  At this time, we do not have any employment agreement with Ms. Tsang.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoAsia Ltd.

/s/ Ryan Chi SO
Ryan Chi SO

Date: August 10, 2009